UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 7, 2008
Lighting Science Group Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-20354	23-2596710

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 McKinney Avenue, Suite 1515, Dallas, Texas	75201

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (214) 382-3630
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.
On March 7, 2008, Lighting Science Group Corporation and LED Effects, Inc. (collectively, the “Company”) filed a complaint in Sacramento, California Superior Court against Koninklijke Philips Electronics N.V., Philips Electronics North America Corporation and Philips Solid-State Lighting Solutions, Inc. as successor to Color Kinetics Inc. (collectively, “Philips”). The complaint alleges damages, breach of the covenant of good faith and fair dealing, breach of fiduciary duty, intentional interference with economic relationship, negligent interference with economic relationship, violation of Business & Professions Code § 17200, and misappropriation of trade secrets against Philips.
The complaint requests injunctive and monetary relief.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 7, 2008	Lighting Science Group Corporation
	By:	/s/ Govi Rao
		Name:	Govi Rao
		Title:	Chief Executive Officer